SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Jun. 30, 2019	Sep. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	NOTE 7 – SUBSEQUENT EVENTS None

NOTE 6 – SUBSEQUENT EVENTS

On December 17, 2018, VoiceInterop entered into an unsecured note receivable with a shareholder which bears interest at 35% and matures on February 10, 2019. On February 14, 2019 the Company granted a 30 day extension to the shareholder.

On March 6, 2019 the shareholder repaid the full principal amount along with $1,770 in accrued interest.

On December 14, 2018, VoiceInterop entered into a Business Loan Agreement with WebBank whereby VoiceInterop borrowed $59,751, of this amount $15,491 was recorded as debt issuance cost. The debt issuance cost is amortized over the life of the loan. The agreement calls for 308 installments of $194 paid over 432 days.

The Company leases approximately 1,700 square feet for its principal offices in Boca Raton, Florida. VoiceInterop executed a new 3-year lease with its current landlord on December 1, 2018 for the same office space. The lease provided one month free as a concession. The monthly rent is $3,630 with annual increases of base rent of 4% until the expiration date. The lease expires on November 30, 2021.The Company sub-leases approximately 1,000 square feet to three sub-lessors including Cleartronic, Inc., bringing its net rent expense to $1,500 per month.

In April 2019, the Company agreed to issue 6 million shares of our common stock to Larry Reid, our CEO, subject to the effectiveness of this registration statement. As of May 13, 2019, the shares have not been issued.

In May 2019, the Company agreed to issue an aggregate of 50,000 shares of our common stock to Thomas Mahoney for service rendered to the Company, subject to the effectiveness of the registration statement. As of May 13, 2019, the shares have not been issued.